UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 1, 2024

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Amendment”) is being filed by SM Energy Company (“Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2024 (“Original Report”). As previously disclosed in the Original Report, on October 1, 2024, the Company completed its acquisition of an undivided 80% interest in all of the rights, titles and interests in the Uinta Basin oil and gas assets (“Uinta Basin Assets”) owned by XCL AssetCo, LLC, a Delaware limited liability company, XCL Marketing, LLC, a Delaware limited liability company, Wasatch Water Logistics, LLC, a Delaware limited liability company, XCL Resources LLC, a Texas limited liability company, and XCL SandCo, LLC, a Delaware limited liability company (collectively, the “XCL Sellers”) pursuant to the Purchase and Sale Agreement, dated June 27, 2024, with the XCL Sellers and, solely for the limited purposes described therein, Northern Oil and Gas, Inc., a Delaware corporation.
The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the unaudited consolidated financial statements of the XCL Sellers as of June 30, 2024, and for the six months ended June 30, 2024, and 2023, (ii) the consolidated financial statements of the XCL Sellers as of December 31, 2023, and for the year ended December 31, 2023, and (ii) the unaudited pro forma condensed combined financial information of the Company as of June 30, 2024, for the six months ended June 30, 2024, and for the year ended December 31, 2023. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The audited annual consolidated financial statements of XCL Resources Holdings, LLC and subsidiaries, which comprise the balance sheet as of December 31, 2023, the related statements of operations, members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.
The unaudited interim consolidated financial statements of XCL Resources Holdings, LLC and subsidiaries, which comprise the balance sheet as of June 30, 2024, the related statements of operations, members’ equity, and cash flows for the six months ended June 30, 2024 and 2023, and the related notes to the consolidated financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company, which comprises the balance sheet as of June 30, 2024, the related statements of operations for the six months ended June 30, 2024, and the year ended December 31, 2023, and the related notes thereto, is filed as Exhibit 99.3 hereto and incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description
23.1*	Consent of Plante & Moran, PLLC
23.2*	Auditor’s Acknowledgement of Plante & Moran, PLLC
99.1*	Audited historical financial statements as of December 31, 2023, and for the period ended December 31, 2023 for XCL Resources Holdings, LLC and subsidiaries
99.2*	Reviewed interim historical financial statements (unaudited) as of June 30, 2024 and for the periods ended June 30, 2024 and 2023 for XCL Resources Holdings, LLC and subsidiaries
99.3*	Unaudited pro forma condensed combined financial information for the periods presented, for the Company and the XCL Sellers
99.4	Reserve Report as of December 31, 2023 for the XCL Sellers (filed as Exhibit 99.6 to the registrant’s Current Report on Form 8-K filed on July 18, 2024, and incorporated herein by reference)
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)
______________________________
*Filed with this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	December 12, 2024	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Vice President - Chief Accounting Officer and Controller
(Principal Accounting Officer)